                                                                      Exhibit 21


UBS GROUP COMPANIES OVERVIEW
( [Active] = 1 AND [UBS %] >= 25)
[Registered Name]
ASC, [UBS %] ASC
934

Registered Name                                                                           Country of Incorp.
1061 Riverside Avenue Corporation                                                         Delaware
10880 Property Corporation                                                                Delaware
10960 Property Corporation                                                                Delaware
1999 Property Corp                                                                        United States of America
1FA Information (ITC) Limited                                                             United Kingdom
222 Corporation                                                                           New York
2FA Information Ltd                                                                       United Kingdom
3550 North Central Corporation                                                            Delaware
Adepot Nominees Pty Limited                                                               Australia
AG zum Storchen                                                                           Switzerland
AGL Instalment Warrant Trusts                                                             Australia
Akroyd & Smithers PLC                                                                     United Kingdom
Aktiengesellschaft Bellevue                                                               Switzerland
Aktiengesellschaft zur Verwaltung von Immobilien und Beteiligungen                        Switzerland
Al Masaken 1 Limited                                                                      Cayman Islands
Alamos Canyon Co                                                                          New York
Alexandra-Invest                                                                          Russia
Algachem AG (in Liq.)                                                                     Switzerland
Alkahest GmbH                                                                             Germany
Allegis Capital LLC                                                                       Delaware
American Sports Products Group                                                            United States of America
Anstalt ALKOR                                                                             Lichtenstein
Anstalt HILKO                                                                             Lichtenstein
Apollo Nominees Ltd                                                                       United Kingdom
Aquarius International BV                                                                 Netherlands
Arcade Investments Sarl                                                                   France
Ardial SA                                                                                 France
Argosa Corp Inc                                                                           Bahamas
ARI Acquisition Corporation                                                               Massachusetts
Armand von Ernst & Cie AG                                                                 Switzerland
Ausbildungszentrum Schloss Wolfsberg AG                                                   Switzerland
Autobahn-Raststatte Basel-Nord AG                                                         Switzerland
Aventic AG                                                                                Switzerland
Aviation Management                                                                       United States of America
Bahnhof-Parking Aarau AG                                                                  Switzerland
Baltos Service AG                                                                         Switzerland
Banco UBS Warburg SA                                                                      Brazil
Banco UBS Warburg SA Branch Sao Paulo                                                     Brazil
Bank Ehinger & Cie AG                                                                     Switzerland
Banque Ferrier Lullin (Luxembourg) SA                                                     Luxembourg
Barbican Managers (Jersey) Limited                                                        Jersey, Channel Islands
Basel Holdings Limited                                                                    Bahamas
Bau und Finanz AG Lyss                                                                    Switzerland
Baugesellschaft Blatten                                                                   Switzerland
BDL Banco di Lugano                                                                       Switzerland
BDL Banco di Lugano Branch Jersey                                                         Jersey, Channel Islands
Beau-Site AG                                                                              Switzerland

Bedouble Nominees Pty Limited                                                             New Zealand
Bellaplast Holding AG                                                                     Switzerland
Bellevue-Bau AG                                                                           Switzerland
Beskid AG                                                                                 Switzerland
Betunad AG Beteiligungen und Administrationen                                             Switzerland
Bielloni Castello SpA                                                                     Italy
Big Sky Ranch Co                                                                          New York
BIW Finanz und Beteiligungs AG (in Liq.)                                                  Switzerland
Bleckman Group BV                                                                         Netherlands
BLI Bahnhof Luzern Immobilien AG                                                          Switzerland
bondweb taxi Pty Limited                                                                  Australia
Brazzoli SpA                                                                              Italy
Brigham Services Limited                                                                  Cyprus
Brinson Equity Market Neutral Fund Ltd                                                    Cayman Islands
Brinson Partners Inc                                                                      Delaware
Brinson Trust Company                                                                     Illinois
Brinson Venture Management LLC                                                            Delaware
Brispot Nominees Pty Limited                                                              Australia
British Industrial Corporation Ltd                                                        United Kingdom
Bronte International SA                                                                   Virgin Islands
Brunswick UBS Warburg (Cyprus) Limited                                                    Cyprus
Brunswick UBS Warburg (Russia) Limited                                                    Cyprus
Brunswick UBS Warburg Corporate Finance (Cyprus) Limited                                  Cyprus
Brunswick UBS Warburg Ltd                                                                 Cayman Islands
Budget Rent a Car                                                                         Netherlands
Burgenstock-Hotels                                                                        Switzerland
Burgschaftsgesellschaft der Ersparniskasse Langenthal                                     Switzerland
Buttle Wilson & Co Limited                                                                New Zealand
BW Nominees Limited                                                                       New Zealand
Canalside Limited                                                                         Cayman Islands
Cantrade Corporate Directors Limited                                                      Virgin Islands
Cantrade Fund Management Company SA                                                       Luxembourg
Cantrade London Limited                                                                   United Kingdom
Cantrade Nominees Limited                                                                 Jersey, Channel Islands
Cantrade Participations Ltd                                                               Jersey, Channel Islands
Cantrade Privatbank AG                                                                    Switzerland
Cantrade Private Bank Switzerland (CI) Limited                                            Jersey, Channel Islands
Cantrade Properties Limited                                                               Jersey, Channel Islands
Cantrade Trust Company (Cayman) Limited                                                   Cayman Islands
Cantrade Trustee AG                                                                       Switzerland
Canven (CI) Limited                                                                       Jersey, Channel Islands
Canven V Limited                                                                          Jersey, Channel Islands
CapVis (CI) Limited                                                                       Jersey, Channel Islands
CapVis Equity Partners AG                                                                 Switzerland
Carlton AG Davos                                                                          Switzerland
CarPark Carolina                                                                          Sweden
Catena SA (in Liq.)                                                                       Switzerland
Catton Securities Limited                                                                 United Kingdom
CBA Instalment Warrant Trust                                                              Australia
CBP Resources                                                                             United States of America
Cellere AG                                                                                Switzerland
CFS Holdings BV                                                                           Netherlands

CFS Holdings NV                                                                           Netherlands
Chakwal Cement Company Ltd                                                                Pakistan
Chateau Caravans Beheer BV                                                                Netherlands
Chemet Corporation                                                                        United States of America
Chesspot Nominees Pty Limited                                                             Australia
Chubs Financial Services Ltd                                                              Virgin Islands
Cielo Grande Corporation                                                                  Delaware
City Bau SA                                                                               Switzerland
Clinique Cecil SA                                                                         Switzerland
CLS Corporate Language Services AG                                                        Switzerland
Commercial Services Corporation - Coseco                                                  Switzerland
Communications Supply Corp                                                                United States of America
Compagnie Transmaritime d'Investissements SA                                              Luxembourg
Convenience Food Systems                                                                  Netherlands
Corpboard Ltd                                                                             Virgin Islands
Corsair Investments Ltd                                                                   United Kingdom
Credit de la Bourse SA                                                                    France
Credit Industriel SA                                                                      Switzerland
Dalgland Nominees (Pty) Ltd                                                               South Africa
Debenture Nominees Pty Limited                                                            New Zealand
Debonaire Pty Limited                                                                     Australia
Dental-Finanzvermittlungs GmbH                                                            Germany
Digital Network Services                                                                  Germany
Dillon Read Development Inc                                                               New York
Dillon Read Inc                                                                           Delaware
Dillon Read Limited                                                                       Maryland
DMA SA                                                                                    Switzerland
Dolbech Investments Pty Ltd                                                               Australia
Doveriya Holdings                                                                         Cyprus
DR (Bermuda) Associates Ltd                                                               Bermuda
DR Structured Finance Corp                                                                Delaware
Drei Linden AG Solothurn                                                                  Switzerland
DRMC Inc                                                                                  Delaware
EIBA "Eidgenossische Bank" Beteiligungs- und Finanzgesellschaft                           Switzerland
Eisberg Finance Ltd                                                                       Cayman Islands
Electronic Broking Services Limited                                                       United Kingdom
Elena-Invest                                                                              Russia
Eltub Nominees Limited                                                                    New Zealand
Equity Participation Investment Trust                                                     Australia
Esselsee SA                                                                               Switzerland
Eurofides                                                                                 France
Factors AG                                                                                Switzerland
Far East Investments Limited                                                              United Kingdom
FC Basel Marketing AG                                                                     Switzerland
Fenborough Services Limited                                                               Virgin Islands
Fenway Services Limited                                                                   Cyprus
Ferrier Lullin & Cie SA                                                                   Switzerland
Ferrier Lullin Bank & Trust (Bahamas) Limited                                             Bahamas
Ferrier Lullin Cayman Bank & Trust                                                        Cayman Islands
Ferrier Lullin International Inc                                                          Panama
Ferrier Lullin Trust Management SA                                                        Switzerland
Ferrier Lullin Trustees (Jersey) Limited                                                  Jersey, Channel Islands

Fiduciaria e Administradora Fidam Ltda                                                    Brazil
Financiera Swiss Corporation                                                              Panama
First Africa Group Holdings (Pty) Ltd                                                     South Africa
First Directorships Limited, Bahamas                                                      Bahamas
First Directorships Limited, Cayman Islands                                               Cayman Islands
Firtown International Holdings Ltd                                                        Cayman Islands
FL Pacific Ltd                                                                            Hong Kong (China)
FL Trust Switzerland Management Company                                                   Luxembourg
Frankfurter Munzhandlung GmbH                                                             Germany
Freddo                                                                                    Argentina
FSG Swiss Financial Services Group AG                                                     Switzerland
GAM (Bermuda) Limited                                                                     Bermuda
GAM Administration Limited                                                                Isle of Man
GAM Anlagefonds AG                                                                        Switzerland
GAM Corporate Trustee AG                                                                  Switzerland
GAM Distribution Limited                                                                  Bermuda
GAM Emerging Markets Limited                                                              Bermuda
GAM Fonds Marketing GmbH                                                                  Germany
GAM Fund Management Limited                                                               Ireland
GAM Fund Managers (Isle of Man) Limited                                                   Isle of Man
GAM Funding Inc                                                                           Delaware
GAM International Management Limited                                                      United Kingdom
GAM Investments Inc                                                                       Delaware
GAM Services Inc                                                                          Delaware
GAM Sterling Management Limited                                                           United Kingdom
GAMadmin BV                                                                               Netherlands
Gams Holding SA                                                                           Switzerland
Gateway Land Corporation                                                                  Connecticut
Gebefina AG                                                                               Switzerland
General Secretaries Ltd                                                                   Cayman Islands
Genossenschaft Alterswohnheim Weiherwies Grub AR                                          Switzerland
Genval SA                                                                                 Switzerland
Gesepart                                                                                  Switzerland
Giubergia UBS Warburg Ltd                                                                 United Kingdom
Giubergia UBS Warburg SIM SpA                                                             Italy
Global Asset Management (Asia) Limted                                                     Bermuda
Global Asset Management (Australia) Limited                                               Australia
Global Asset Management (HK) Limited                                                      Hong Kong (China)
Global Asset Management (Institutional) Limited                                           United Kingdom
Global Asset Management (NZ) Limited                                                      New Zealand
Global Asset Management (Singapore) Pte Limited                                           Singapore
Global Asset Management (UK) Limited                                                      United Kingdom
Global Asset Management (USA) Inc                                                         Delaware
Global Asset Management do Brasil Ltda                                                    Brazil
Global Asset Management GAM (Schweiz) AG                                                  Switzerland
Global Asset Management GAM Sarl                                                          Luxembourg
Global Asset Management Kabushiki Kaisha                                                  Japan
Global Asset Management Limited, Bermuda                                                  Bermuda
Global Asset Management Limited, London                                                   United Kingdom
Global Asset Management Ltd Branch Kuwait                                                 Kuwait
Global Asset Management Ltd Branch Zurich                                                 Switzerland
Global Asset Management Trust Company Limited                                             Virgin Islands

Global Financial Management Limited                                                       United Kingdom
Globulus Holding AG                                                                       Switzerland
Gontor SA                                                                                 Switzerland
Gouldsworth Holdings Limited                                                              Virgin Islands
Gracebury Securitisation Limited                                                          United Kingdom
Greenpark Management NV                                                                   Netherlands Antilles
Grossenbacher Unternehmungen AG                                                           Switzerland
Gubelhang AG (in Liq.)                                                                    Switzerland
H2 Caravans Group NV                                                                      Belgium
H2 Equity Partners BV                                                                     Netherlands
H2 Invest 7                                                                               Netherlands
Harbour Fiduciary Services Limited                                                        Bermuda
Harbour International Trust Company (Bermuda) Limited                                     Bermuda
Haussmann Investments Sarl                                                                France
High Timber Nominees Ltd                                                                  United Kingdom
Himmoba AG                                                                                Switzerland
Hirslanden-Gruppe AG                                                                      Switzerland
Hirslanden-Gruppe Management AG                                                           Switzerland
Hirslanden-Gruppe Services AG                                                             Switzerland
Holdkap AG                                                                                Switzerland
Hotel Seepark AG                                                                          Switzerland
Hunchbuy Ltd                                                                              United Kingdom
Iberchem Holding SA                                                                       Switzerland
ICP Associates GP                                                                         Florida
ICP1 Inc                                                                                  Florida
ICP2 Inc                                                                                  Florida
IFINA AG                                                                                  Lichtenstein
IGI Calzature e Tecnologie SpA                                                            Italy
IL Immobilien-Leasing AG                                                                  Switzerland
Imka Immobilien AG                                                                        Switzerland
Immobilien Zofingen AG                                                                    Switzerland
Implicit Corporation                                                                      Delaware
IMPRIS AG                                                                                 Switzerland
Indelec Holding (USA) Inc                                                                 Delaware
Indelec Holding AG                                                                        Switzerland
Independent Fund Managers (Isle of Man) Limited                                           Isle of Man
InduInvest AG                                                                             Switzerland
Innkraftwerke AG                                                                          Switzerland
Intersuis SA Administadora y Comercial                                                    Argentina
Intrag                                                                                    Switzerland
Investholding AG                                                                          Switzerland
Investmentplan AG (in Liq.)                                                               Switzerland
ITK Trust Company Limited                                                                 Bahamas
Kapar Pty Limited                                                                         Australia
Kapvalor AG                                                                               Switzerland
Key Mandates Limited                                                                      Jersey, Channel Islands
Kilala SA                                                                                 Switzerland
Kingline Pty Ltd                                                                          Australia
Kintyre Corp                                                                              Panama
Kip Caravans BV                                                                           Netherlands
Kipling group                                                                             Belgium
Klinik "Im Park" AG                                                                       Switzerland

Klinik "Permanence" AG                                                                    Switzerland
Klinik Hirslanden AG                                                                      Switzerland
Landmark Holdings Inc                                                                     Delaware
Landmark Holdings LLC                                                                     Delaware
Leatitia AG                                                                               Switzerland
Leoram Limited                                                                            Cyprus
LIMCO Cayman Limited                                                                      Cayman Islands
Lockmay Pty Limited                                                                       Australia
Long-Term India Investment Fund Limited                                                   Mauritius
Lorag AG                                                                                  Switzerland
Luxor Aktiengesellschaft Zurich                                                           Switzerland
Lynch Pin Holdings Limited                                                                Virgin Islands
Mando Climate                                                                             South Korea
Manidi SA                                                                                 Switzerland
Meadowglade Ltd                                                                           Jersey, Channel Islands
Melfast Nominees Pty Limited                                                              Australia
Melnew Nominees Pty Limited                                                               Australia
Metalor Contacts France SA                                                                France
Metalor Dental Products Ltd                                                               United Kingdom
Metalor Dental USA Corp                                                                   United States of America
Metalor Iberica SA                                                                        Spain
Metalor Limited                                                                           United Kingdom
Metalor USA Holding Corporation                                                           United States of America
Metalor USA Refining Corporation                                                          United States of America
Metaux Precieux Far East Ltd                                                              Hong Kong (China)
Metaux Precieux METALOR Deutschland GmbH                                                  Germany
Metaux Precieux SA METALOR                                                                Switzerland
Milln & Robinson Nominees Ltd                                                             United Kingdom
Mister Minit Holdings NV                                                                  Netherlands
Mixlink Limited                                                                           United Kingdom
MK Electron Co Ltd                                                                        South Korea
Monds Pty Limited                                                                         Australia
Motor-Columbus AG                                                                         Switzerland
Nigel Stewart & Associates Pty Limited                                                    Australia
NMS SA                                                                                    Switzerland
North Street Consumer Phone Services LLC                                                  Delaware
NS Secretaries Limited                                                                    Jersey, Channel Islands
NURESTRA SA                                                                               Switzerland
NYRE Holding Corp                                                                         Delaware
Ocho Property Corporation                                                                 Delaware
Office Genevois de Cautionnement Mutuel pour Commercants et Artisans                      Switzerland
Oleoduc du Rhone SA                                                                       Switzerland
Omega International Corporation                                                           Bahamas
Opera Pecunia Pension Plan Inc                                                            Bahamas
Opera Pecunia SA                                                                          Panama
Opportunity GAM Limited                                                                   Bermuda
Oracle Fund Ltd                                                                           Bahamas
Orica Instalment Warrant Trust                                                            Australia
Pallas Leasing GmbH                                                                       Germany
Pan Nominees Ltd                                                                          United Kingdom
Panserve Ltd                                                                              Virgin Islands
Pantera AG                                                                                Switzerland

Papierfabrik Zwingen AG                                                                   Switzerland
Parha Immobilien AG (in Liq.)                                                             Switzerland
Paris (ACT) Limited                                                                       Australia
Paris No. 1 Limited                                                                       Australia
Paris No. 2 Limited                                                                       Australia
Pasternak Holdings Limited                                                                Cyprus
PDFM Limited                                                                              United Kingdom
PDFM Ventures Limited                                                                     United Kingdom
Pensionskasse der UBS                                                                     Switzerland
Phildrew Nominees Limited                                                                 United Kingdom
Phildrew Ventures Partnership                                                             United Kingdom
Phillips & Drew (Australia) Ltd                                                           Australia
Phillips & Drew Client Services Limited                                                   United Kingdom
Phillips & Drew Fund Management Limited                                                   United Kingdom
Phillips & Drew Holding Limited                                                           United Kingdom
Phillips & Drew International Investment Inc                                              New York
Phillips & Drew International Investment Limited                                          United Kingdom
Phillips & Drew Life Limited                                                              United Kingdom
Phillips & Drew Limited                                                                   United Kingdom
Phillips & Drew Unit Managers Limited                                                     United Kingdom
Pinus AG                                                                                  Switzerland
PL Services SA                                                                            France
Potter Australia Pty Limited                                                              Australia
Potter Warburg Cash Management Limited                                                    Australia
Potter Warburg Clearing Pty Limited                                                       Australia
Potter Warburg Discount Investments Pty Limited                                           Australia
Potter Warburg Discount Limited                                                           Australia
Potter Warburg Fixed Interest NZ Limited                                                  New Zealand
Potter Warburg Fixed Interest Pty Limited                                                 Australia
Potter Warburg New Zealand Limited                                                        New Zealand
Potter Warburg Nominees Pty Limited                                                       Australia
Potter Warburg Pty Limited                                                                Australia
Potter Warburg Securities Pty Limited                                                     Australia
Potter Warburg Securities Pty Limited Office Sydney                                       Australia
Potter Warburg Services Pty Limited                                                       Australia
Potter Warburg UK Ltd                                                                     United Kingdom
Premex AG                                                                                 Switzerland
Presto AG                                                                                 Switzerland
Prime Securities Trust No 1                                                               Australia
Prime Securities Trust No 2                                                               Australia
Prime Securities Trust No 3                                                               Australia
Prime Securities Trust No 3F                                                              Australia
Prime Securities Trust No 4                                                               Australia
Prime Securities Trust No 4F                                                              Australia
Prime Securities Trust No 7                                                               Australia
Prime Securities Trust No 7F                                                              Australia
Prime Security Holdings Pty Limited                                                       Australia
Private Equity Holding Inc                                                                New York
Privexia Fribourg SA                                                                      Switzerland
Privexia Geneve SA                                                                        Switzerland
Project Finance Ltd                                                                       United Kingdom
Promotora UBS de Venezuela SA                                                             Venezuela

PROTAB Projekt Swiss Securities Operations AG                                             Switzerland
PT UBS Securities Indonesia                                                               Indonesia
PT UBS Warburg Indonesia                                                                  Indonesia
Quercus Investment Co AG                                                                  Switzerland
Racefacit Ltd                                                                             United Kingdom
Raleg Trading SA                                                                          Panama
Ransila AG                                                                                Switzerland
RC Immobilien Verwaltungs GmbH                                                            Germany
Realia Holding AG                                                                         Switzerland
Redmen's Land Corporation                                                                 Connecticut
Renta AG fur Finanzplanung                                                                Switzerland
Revetex AG                                                                                Switzerland
Ridgemount Services Limited                                                               Virgin Islands
Rohzlas PL Leasing BV                                                                     Netherlands
Romibag AG                                                                                Switzerland
Rowe & Pitman Ltd                                                                         United Kingdom
Rugby                                                                                     United Kingdom
SAG SEGA Aktienregister AG                                                                Switzerland
Samorag AG Beteiligungs- & Finanzgesellschaft                                             Switzerland
Samsung Korea Premium Trust                                                               South Korea
Saymilln Nominees Limited                                                                 United Kingdom
SBC (Forex Netting) Limited                                                               United Kingdom
SBC Arbitech AB                                                                           Sweden
SBC Consultoria Comercio e Participacoes Ltda                                             Brazil
SBC Equity Partners AG                                                                    Switzerland
SBC Glacier Finance Ltd                                                                   Cayman Islands
SBC Group (UK) Pension Trust Fund Limited                                                 United Kingdom
SBC Resource Management Inc                                                               Delaware
SBC Warburg Australia Securities Trust No 1                                               Australia
SBC Warburg Corporate Finance AG Branch Taipei                                            Taiwan
SBC Warburg Dillon Read Corporate Finance AG                                              Switzerland
SBC Warburg Dillon Read Ltd                                                               United Kingdom
SBC Warburg Management Co Inc                                                             Panama
SBC Warburg New Zealand Futures Limited                                                   New Zealand
SBCI Futures Inc                                                                          New York
SBCI Investment banking Ltd                                                               United Kingdom
SBCW Company Reorganisation (Number 01) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 02) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 03) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 04) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 05) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 06) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 07) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 08) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 09) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 10) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 11) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 12) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 13) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 14) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 15) Ltd                                               United Kingdom
SBCW Company Reorganisation (Number 16) Ltd                                               United Kingdom

SBCWA Imputation Trust                                                                    Australia
SBCWA Universal Mirror Trust                                                              Australia
SBS AG                                                                                    Switzerland
SBV AG                                                                                    Switzerland
Schroder Munchmeyer Hengst AG                                                             Germany
Schroder Munchmeyer Hengst AG Branch Berlin                                               Germany
Schroder Munchmeyer Hengst AG Branch Dusseldorf                                           Germany
Schroder Munchmeyer Hengst AG Branch Frankfurt am Main                                    Germany
Schroder Munchmeyer Hengst AG Branch Munich                                               Germany
Schroder Munchmeyer Hengst AG Branch Offenbach                                            Germany
Schroder Munchmeyer Hengst AG Branch Stuttgart                                            Germany
Schroder Munchmeyer Hengst Consult GmbH                                                   Germany
Schroder Munchmeyer Hengst Investment Luxemburg SA                                        Luxembourg
Schweizerische Gesellschaft fur Anlagewerte (SOCVAL)                                      Switzerland
Schweizerische Hypotheken- und Handelsbank                                                Switzerland
Schweizerische Hypotheken- und Handelsbank Branch Jersey                                  Jersey, Channel Islands
Schweizerische National-Versicherungs-Gesellschaft                                        Switzerland
SCI Nadar                                                                                 Monaco
Seahorse Superannuation Pty Limited                                                       Australia
SECB Swiss Euro Clearing Bank GmbH                                                        Germany
SECOM AG                                                                                  Switzerland
Second Directorships Limited                                                              Bahamas
Securiana AG                                                                              Switzerland
Seeyet Investments Limited                                                                Hong Kong (China)
Seligman Brothers Ltd                                                                     United Kingdom
Selinus Corporation NV                                                                    Delaware
Serse                                                                                     France
Services (Wolfsberg) AG                                                                   Switzerland
Sethold Nominees Pty Limited                                                              Australia
SG Warburg & Co (AFS) Ltd                                                                 United Kingdom
SG Warburg & Co International BV                                                          Netherlands
SG Warburg & Co Ltd                                                                       United Kingdom
SG Warburg & Company plc                                                                  United Kingdom
SG Warburg Finance (Luxembourg) SA                                                        Luxembourg
SG Warburg Finance BV                                                                     Netherlands
SG Warburg Financial Products Ltd                                                         United Kingdom
SG Warburg Group (Australia) BV                                                           Netherlands
SG Warburg Group Management Ltd                                                           United Kingdom
SG Warburg Group plc                                                                      United Kingdom
SG Warburg Holdings Ltd                                                                   United Kingdom
SG Warburg Intermediary Dealer Ltd                                                        United Kingdom
SG Warburg Investments (No. 2) Ltd                                                        United Kingdom
SG Warburg Investments (Number 3) Ltd                                                     United Kingdom
SG Warburg Investments (USA) Inc                                                          Delaware
SG Warburg Nominees (Korea) Ltd                                                           United Kingdom
SG Warburg Overseas Ltd                                                                   United Kingdom
SG Warburg Securities SA                                                                  Switzerland
SG Warburg Structural Finance Ltd                                                         United Kingdom
SGW Finance plc                                                                           United Kingdom
SGW Ltd                                                                                   United Kingdom
SGW Nominees (HK) Ltd                                                                     Hong Kong (China)
SGW Structural Finance Ltd                                                                United Kingdom

SGWIB Ltd                                                                                 United Kingdom
SI de la Rue de Lausanne SA                                                               Switzerland
SI Flaminia SA                                                                            Switzerland
SI Fleur des Monts SA                                                                     Switzerland
SI Lapro SA                                                                               Switzerland
SI Les Fontaines de la Ville SA                                                           Switzerland
Sig Limited                                                                               Bahamas
Simonin AG                                                                                Switzerland
Sipeter Pty Limited                                                                       Australia
SIS SEGAINTERSETTLE AG                                                                    Switzerland
SMH Management Beteiligungs GmbH                                                          Germany
SNOC Swiss Nominee Company                                                                Switzerland
Societe des Forces Motrices du Grand-St-Bernard                                           Switzerland
Societe Immobiliere Chemin de l'Oree SA                                                   Switzerland
Societe Internationale de Placements                                                      Switzerland
Societe Mandataire SA                                                                     Switzerland
Societe Nice Valor Sarl                                                                   France
Societe Nouvelle des Bergues                                                              Switzerland
Soliva AG                                                                                 Switzerland
Solothurner Bank SoBa                                                                     Switzerland
Solymep SA                                                                                France
SOPAG SA                                                                                  Switzerland
SP Cellular Corporation                                                                   Delaware
St. Saviours Crescent Developments (1990) Limited                                         Jersey, Channel Islands
Staincliffe Limited                                                                       Jersey, Channel Islands
Star AG                                                                                   Switzerland
Stepway Limited                                                                           Virgin Islands
Stiga Forvaltning AB                                                                      Sweden
Strasser J. AG Aarau                                                                      Switzerland
Suabag                                                                                    Switzerland
Suissor SA                                                                                France
Sviro Finance SA                                                                          Switzerland
Swisbanco (Coleman Street Nominees) Limited                                               United Kingdom
Swiss Bank Center I Association Inc                                                       Connecticut
Swiss Bank Site Master Association Inc                                                    Connecticut
Swiss Bankers Travelers Cheque Centre                                                     Switzerland
Swiss Federal Holding Ltd                                                                 Bermuda
Swiss Finance Corporation (Mauritius) Ltd                                                 Mauritius
SWS Pty Ltd                                                                               Australia
Sydpot Nominees Pty Limited                                                               Australia
Systor AG                                                                                 Switzerland
Tadelmo AG                                                                                Switzerland
TBM Srl                                                                                   Italy
Telekurs Holding AG                                                                       Switzerland
The British American Construction Company Ltd                                             United Kingdom
The Transatlantic Trading Company Ltd                                                     United Kingdom
Thesauba SA                                                                               Switzerland
Thesaurus Continentale Effekten-Gesellschaft in Zurich                                    Switzerland
Three Keys Limited                                                                        Bahamas
TicketCorner AG                                                                           Switzerland
Tintorie di Bisuschio SrL                                                                 Italy
Tivalor Etablissement                                                                     Lichtenstein

Tobrosa AG                                                                                Switzerland
Topcard Service AG                                                                        Switzerland
Torgafina AG (in Liq.)                                                                    Switzerland
Transplan AG (in Liq.)                                                                    Switzerland
Trussway                                                                                  United States of America
Tur Limited                                                                               Bahamas
UBS (Argentina) SRL                                                                       Argentina
UBS (Australia) Administration Pty Ltd                                                    Australia
UBS (Australia) Capital Partners Limited                                                  Australia
UBS (Australia) Specialised Finance Management Limited                                    Australia
UBS (Australia) Staff Superannuation Pty Ltd                                              Australia
UBS (Bahamas) Ltd                                                                         Bahamas
UBS (Cayman Islands) Ltd                                                                  Cayman Islands
UBS (CI) Limited                                                                          Jersey, Channel Islands
UBS (Cyprus) Ltd                                                                          Cyprus
UBS (France) SA                                                                           France
UBS (FXNET) Ltd                                                                           United Kingdom
UBS (Immobilien) GmbH                                                                     Germany
UBS (India) Private Ltd                                                                   India
UBS (Italia) SpA                                                                          Italy
UBS (Italia) SpA Branch Bologna                                                           Italy
UBS (Italia) SpA Branch Rome                                                              Italy
UBS (Jersey) Limited                                                                      Jersey, Channel Islands
UBS (Luxembourg) SA                                                                       Luxembourg
UBS (Monaco) SA                                                                           Monaco
UBS (Panama) SA                                                                           Panama
UBS (Sydney) Limited                                                                      Australia
UBS (Trust and Banking) Limited                                                           Japan
UBS (USA) Inc                                                                             Delaware
UBS AG                                                                                    Switzerland
UBS AG Agency Houston                                                                     Texas
UBS AG Agency Miami                                                                       Florida
UBS AG Branch Cayman Island                                                               Cayman Islands
UBS AG Branch Chicago                                                                     Illinois
UBS AG Branch Hong Kong                                                                   Hong Kong (China)
UBS AG Branch Jersey                                                                      Jersey, Channel Islands
UBS AG Branch Labuan                                                                      Malaysia
UBS AG Branch London (PB)                                                                 United Kingdom
UBS AG Branch London (WDR)                                                                United Kingdom
UBS AG Branch Los Angeles                                                                 California
UBS AG Branch New York (10 East 50th Street)                                              New York
UBS AG Branch New York (299 Park Avenue)                                                  New York
UBS AG Branch Paris                                                                       France
UBS AG Branch San Francisco                                                               California
UBS AG Branch Seoul                                                                       South Korea
UBS AG Branch Singapore                                                                   Singapore
UBS AG Branch Stamford                                                                    Connecticut
UBS AG Branch Taipei                                                                      Taiwan
UBS AG Branch Tokyo                                                                       Japan
UBS AG Limitada                                                                           Uruguay
UBS AG Limitada Punta del Este                                                            Uruguay
UBS AG Representative Office Abu Dhabi                                                    United Arab Emirates

UBS AG Representative Office Baden-Baden                                                  Germany
UBS AG Representative Office Bangkok                                                      Thailand
UBS AG Representative Office Beijing                                                      China
UBS AG Representative Office Beirut                                                       Lebanon
UBS AG Representative Office Bogota                                                       Colombia
UBS AG Representative Office Boston                                                       Massachusetts
UBS AG Representative Office Buenos Aires                                                 Argentina
UBS AG Representative Office Cairo                                                        Egypt
UBS AG Representative Office Caracas                                                      Venezuela
UBS AG Representative Office Dallas                                                       Texas
UBS AG Representative Office Dubai                                                        United Arab Emirates
UBS AG Representative Office Edinburgh                                                    United Kingdom
UBS AG Representative Office Freiburg i. Br.                                              Germany
UBS AG Representative Office Istanbul                                                     Turkey
UBS AG Representative Office Jakarta                                                      Indonesia
UBS AG Representative Office Johannesburg                                                 South Africa
UBS AG Representative Office Kuala Lumpur                                                 Malaysia
UBS AG Representative Office Lima                                                         Peru
UBS AG Representative Office Lisbon                                                       Portugal
UBS AG Representative Office Manama                                                       Bahrain
UBS AG Representative Office Melbourne                                                    Australia
UBS AG Representative Office Mexico City                                                  Mexico
UBS AG Representative Office Montevideo                                                   Uruguay
UBS AG Representative Office Moscow                                                       Russia
UBS AG Representative Office Mumbai                                                       India
UBS AG Representative Office Nicosia                                                      Cyprus
UBS AG Representative Office Osaka                                                        Japan
UBS AG Representative Office Punta del Este                                               Uruguay
UBS AG Representative Office Rio de Janeiro                                               Brazil
UBS AG Representative Office Santiago de Chile                                            Chile
UBS AG Representative Office Sao Paulo                                                    Brazil
UBS AG Representative Office Shanghai                                                     China
UBS AG Representative Office Stuttgart                                                    Germany
UBS AG Representative Office Sydney                                                       Australia
UBS AG Representative Office Tehran                                                       Iran (Islamic Republic of)
UBS AG Representative Office Tokyo                                                        Japan
UBS AG Representative Office Tokyo (CF)                                                   Japan
UBS AG Representative Office Vancouver                                                    Canada
UBS AG Representative Office Vienna                                                       Austria
UBS AG Representative Office Washington DC                                                District of Columbia
UBS Anlage-Service GmbH                                                                   Germany
UBS Asset Management (Australia) Holdings Pty Ltd                                         Australia
UBS Asset Management (Australia) Ltd                                                      Australia
UBS Asset Management (Australia) Ltd Branch Melbourne                                     Australia
UBS Asset Management (France) SA                                                          France
UBS Asset Management (Italia) SIM SpA                                                     Italy
UBS Asset Management (Japan) Ltd                                                          Japan
UBS Asset Securitization Corp                                                             Delaware
UBS Assets (UK) Limited                                                                   United Kingdom
UBS Australia Holdings Ltd                                                                Australia
UBS Australia Limited                                                                     Australia
UBS Bank (Canada)                                                                         Canada

UBS Bank (Canada) Branch Montreal                                                         Canada
UBS Bank (Canada) Branch Vancouver                                                        Canada
UBS Banque SA                                                                             France
UBS Beteiligungs-GmbH & Co KG                                                             Germany
UBS Bond Fund Management Company SA                                                       Luxembourg
UBS Bridge Nominees Ltd                                                                   Cayman Islands
UBS Bridge Secretaries Ltd                                                                Cayman Islands
UBS Bridge Trustees (Jersey) Ltd                                                          Jersey, Channel Islands
UBS Brinson AgriVest LLC                                                                  Massachusetts
UBS Brinson Capital GmbH                                                                  Germany
UBS Brinson Fideicomiso Financiero Forestal I                                             Argentina
UBS Brinson Fund Management Company SA                                                    Luxembourg
UBS Brinson Holding Pte Ltd                                                               Singapore
UBS Brinson Inc (now UBS Asset Management (New York), Inc.)                               New York
UBS Brinson Inc Branch Bahrain                                                            Bahrain
UBS Brinson Inc Branch West Lebanon                                                       United States of America
UBS Brinson International AG                                                              Switzerland
UBS Brinson Investment GmbH                                                               Germany
UBS Brinson Limited, Great Britain                                                        United Kingdom
UBS Brinson Ltda                                                                          Brazil
UBS Brinson Pte Ltd                                                                       Singapore
UBS Brinson Realty Investors LLC                                                          United States of America
UBS Brinson Realty Investors LLC Branch Dallas                                            United States of America
UBS Brinson Realty Investors LLC Branch San Francisco                                     United States of America
UBS Bunting Warburg Inc                                                                   Canada
UBS Bunting Warburg Inc Branch Calgary                                                    Canada
UBS Bunting Warburg Inc Branch Montreal                                                   Canada
UBS Bunting Warburg Inc Branch Vancouver                                                  Canada
UBS Bunting Warburg Inc Representative Office Paris                                       France
UBS Bunting Warburg Limited                                                               Canada
UBS Capital (Jersey) Ltd                                                                  Jersey, Channel Islands
UBS Capital (Scotland) Limited                                                            United Kingdom
UBS Capital AG                                                                            Switzerland
UBS Capital Americas (LA-Advisor) LLC                                                     United States of America
UBS Capital Americas III LP                                                               Jersey, Channel Islands
UBS Capital Americas Investments II LLC                                                   Delaware
UBS Capital Americas Investments III Ltd                                                  Cayman Islands
UBS Capital Asia Pacific (HK) Limited                                                     Hong Kong (China)
UBS Capital Asia Pacific (S) Limited                                                      Singapore
UBS Capital Asia Pacific Limited                                                          Cayman Islands
UBS Capital BV                                                                            Netherlands
UBS Capital GmbH                                                                          Germany
UBS Capital Holdings LLC                                                                  Delaware
UBS Capital II LLC                                                                        Delaware
UBS Capital Investors Inc                                                                 New York
UBS Capital Jersey Corporation I Ltd                                                      Jersey, Channel Islands
UBS Capital Jersey Corporation II Ltd                                                     Jersey, Channel Islands
UBS Capital Latin America LDC                                                             Cayman Islands
UBS Capital LLC                                                                           Delaware
UBS Capital Management Inc                                                                Delaware
UBS Capital Partners Limited                                                              United Kingdom
UBS Capital SpA                                                                           Italy

UBS Card Center AG                                                                        Switzerland
UBS Community Development Corporation                                                     New York
UBS Company Reorganisation (Number 1) Plc                                                 United Kingdom
UBS Company Reorganisation (Number 2) Plc                                                 United Kingdom
UBS Company Reorganisation (Number 3) Ltd                                                 United Kingdom
UBS Company Reorganisation (Number 4) Ltd                                                 United Kingdom
UBS Company Reorganisation (Number 5) Ltd                                                 United Kingdom
UBS Company Reorganisation (Number 6) Ltd                                                 United Kingdom
UBS Construction Services Ltd                                                             United Kingdom
UBS Deutschland GmbH                                                                      Germany
UBS Dynamic Floor Fund Management Company SA                                              Luxembourg
UBS Emerging Economies Fund Management Company SA                                         Luxembourg
UBS Employee Benefits Trust Limited                                                       Jersey, Channel Islands
UBS Equity Fund Management Company SA                                                     Luxembourg
UBS Espana SA                                                                             Spain
UBS Espana SA Branch Barcelona                                                            Spain
UBS Espana SA Branch Marbella                                                             Spain
UBS Europe SA                                                                             Luxembourg
UBS Finance (Cayman Islands) Ltd                                                          Cayman Islands
UBS Finance (Curacao) NV                                                                  Netherlands Antilles
UBS Finance (Delaware) LLC                                                                Delaware
UBS Financial Consulting AG                                                               Switzerland
UBS Financial Consulting AG Taiwan Branch                                                 Taiwan
UBS Financial Services (BVI) Limited                                                      Virgin Islands
UBS Financial Services Limited                                                            Russia
UBS Finanzholding AG                                                                      Switzerland
UBS Finanzholding GmbH                                                                    Germany
UBS Focused Fund Management Company SA                                                    Luxembourg
UBS Fund Holding (Luxembourg) SA                                                          Luxembourg
UBS Fund Holding (Switzerland) AG                                                         Switzerland
UBS Fund Management (Switzerland) AG                                                      Switzerland
UBS Fund Managers (Jersey) Limited                                                        Jersey, Channel Islands
UBS Fund Managment (Italia) SGR SpA                                                       Italy
UBS Fund Services (Luxembourg) SA                                                         Luxembourg
UBS Funding (Jersey) Limited                                                              Jersey, Channel Islands
UBS Futures & Options Ltd                                                                 United Kingdom
UBS Gestion Sociedad Gestora de Instituciones de Inversion Colectiva SA                   Spain
UBS Gilts Nominees Ltd                                                                    United Kingdom
UBS Global Trust Corporation Branch Singapore                                             Singapore
UBS Global Trust Corporation                                                              Canada
UBS Government Securities Limited                                                         United Kingdom
UBS Group Insurance (Bermuda) Ltd                                                         Bermuda
UBS Heisei Fund Management Company SA                                                     Luxembourg
UBS Holding (France) SA                                                                   France
UBS Holdings Limited                                                                      Jersey, Channel Islands
UBS Holdings Pty Ltd                                                                      Australia
UBS Hong Kong Nominees Ltd                                                                Hong Kong (China)
UBS Immobilier (France) SA                                                                France
UBS Immoleasing AG                                                                        Switzerland
UBS Inc                                                                                   New York
UBS International Employment Ltd                                                          Switzerland
UBS International Holdings BV                                                             Netherlands

UBS Invest Kapitalanlagegesellschaft mbH                                                  Germany
UBS Investment Management Pte Ltd                                                         Singapore
UBS Investments (Bahamas) Limited                                                         Bahamas
UBS Investments (CI) Ltd                                                                  Cayman Islands
UBS Investments Limited                                                                   Hong Kong (China)
UBS Islamic Fund Management Company SA                                                    Luxembourg
UBS Israel Financial Instruments Ltd                                                      Israel
UBS Jersey Holdings Limited                                                               Jersey, Channel Islands
UBS Jersey Investments Limited                                                            Jersey, Channel Islands
UBS Jersey Nominees Limited                                                               Jersey, Channel Islands
UBS Jersey Pension Scheme Trustee Limited                                                 Jersey, Channel Islands
UBS Lease Finance LLC                                                                     Delaware
UBS Leasing (Luxembourg) SA                                                               Luxembourg
UBS Leasing AG                                                                            Switzerland
UBS Limited                                                                               United Kingdom
UBS Limited Risk Fund Management Company SA                                               Luxembourg
UBS Management Beteiligungs GmbH                                                          Germany
UBS Management Support Co Ltd                                                             Japan
UBS Medium Term Bond Fund Management Company SA                                           Luxembourg
UBS Money Market Fund Management Company SA                                               Luxembourg
UBS Mortgage Capital LLC                                                                  Delaware
UBS Mortgage Securities Inc                                                               Delaware
UBS Nominees (Hong Kong) Ltd                                                              Hong Kong (China)
UBS Nominees (Pty) Ltd, South Africa                                                      South Africa
UBS Nominees Limited, Jersey                                                              Jersey, Channel Islands
UBS Nominees Ltd, Cayman                                                                  Cayman Islands
UBS Nominees Pty Limited, Australia                                                       Australia
UBS O'Connor Investor LLC                                                                 Delaware
UBS O'Connor LLC                                                                          Delaware
UBS Overseas (UK) Limited                                                                 United Kingdom
UBS Overseas Holding BV                                                                   Netherlands
UBS Polybahn AG                                                                           Switzerland
UBS Portfolio LLC                                                                         Delaware
UBS Principal Finance LLC                                                                 Delaware
UBS Private Banking Nominees Ltd                                                          United Kingdom
UBS Private Equity SA                                                                     France
UBS Project Finance (1986) Ltd                                                            United Kingdom
UBS Properties (Jersey) Ltd                                                               Jersey, Channel Islands
UBS Realty & Office Engineering Company                                                   Switzerland
UBS Realty & Office Engineering Company (Pty) Ltd                                         South Africa
UBS Representacao Ltda                                                                    Brazil
UBS Representative Office Ltd                                                             Switzerland
UBS Research (Malaysia) Sdn Bhd                                                           Malaysia
UBS Resources and Management Support AG (in Liq.)                                         Switzerland
UBS Rolling Hills Holding LLC                                                             New York
UBS Secretaries Limited, Jersey                                                           Jersey, Channel Islands
UBS Secretaries Ltd, Cayman                                                               Cayman Islands
UBS Securities (Brasil) Servicos Financeiros Ltda                                         Brazil
UBS Securities (Canada) Inc                                                               Canada
UBS Securities (East Asia) Limited                                                        Hong Kong (China)
UBS Securities (East Asia) Ltd Branch Taiwan                                              Taiwan
UBS Securities (East Asia) Ltd Representative Office Beijing                              China
UBS Securities (East Asia) Ltd Representative Office Shanghai                             China

UBS Securities (Hong Kong) Ltd                                                            Hong Kong (China)
UBS Securities Investment Advisory (Taiwan) Ltd                                           Taiwan
UBS Securities Limited                                                                    United Kingdom
UBS Securities Limited Branch Basel                                                       Switzerland
UBS Securities Limited Branch Geneva                                                      Switzerland
UBS Securities Limited Branch Lugano                                                      Switzerland
UBS Securities Limited Branch Zurich                                                      Switzerland
UBS Securities Nominees (Pty) Ltd                                                         South Africa
UBS Securities Nominees Ltd                                                               United Kingdom
UBS Services (Japan) Limited                                                              United Kingdom
UBS Services Limited                                                                      United Kingdom
UBS Short Term Bond Fund Management Company SA                                            Luxembourg
UBS Short Term Invest Management Company SA                                               Luxembourg
UBS Strategy Fund Management Company SA                                                   Luxembourg
UBS Switzerland Stockholm Bankfilial                                                      Sweden
UBS TC (Jersey) Ltd                                                                       Jersey, Channel Islands
UBS Trading Limited                                                                       Hong Kong (China)
UBS Trust (Canada)                                                                        Canada
UBS Trust Company                                                                         New York
UBS Trustee Company Limited                                                               United Kingdom
UBS Trustees (Bahamas) Ltd                                                                Bahamas
UBS Trustees (BVI) Limited                                                                Virgin Islands
UBS Trustees (Cayman) Ltd                                                                 Cayman Islands
UBS Trustees (Channel Islands) Ltd                                                        Jersey, Channel Islands
UBS Trustees (Jersey) Ltd                                                                 Jersey, Channel Islands
UBS UK Finance Limited                                                                    United Kingdom
UBS UK Holding Limited                                                                    United Kingdom
UBS UK Limited                                                                            United Kingdom
UBS Warburg & Associates (Singapore) Nominees Pte Ltd                                     Singapore
UBS Warburg & Associates (Singapore) Pte Ltd                                              Singapore
UBS Warburg & Associates (Singapore) Research Pte Ltd                                     Singapore
UBS Warburg (EBS) Ltd                                                                     United Kingdom
UBS Warburg (Forex) Inc                                                                   New York
UBS Warburg (France) SA                                                                   France
UBS Warburg (Futures & Options) Pte Ltd                                                   Singapore
UBS Warburg (Israel) Ltd                                                                  Israel
UBS Warburg (Italia) Finanziaria SpA                                                      Italy
UBS Warburg (Italia) SIM SpA                                                              Italy
UBS Warburg (Japan) Limited                                                               Cayman Islands
UBS Warburg (Japan) Limited Branch Tokyo                                                  Japan
UBS Warburg (Malaysia) Sdn Bhd                                                            Malaysia
UBS Warburg (Nederland) BV                                                                Netherlands
UBS Warburg AG                                                                            Germany
UBS Warburg Asia Limited                                                                  Hong Kong (China)
UBS Warburg Australia Corporate Finance Ltd                                               Australia
UBS Warburg Australia Corporation Pty Ltd                                                 Australia
UBS Warburg Australia Equities Ltd                                                        Australia
UBS Warburg Australia Holdings Ltd                                                        Australia
UBS Warburg Australia Limited                                                             Australia
UBS Warburg Australia Limited Office Melbourne                                            Australia
UBS Warburg Australia Limited Office Perth                                                Australia
UBS Warburg Corporate Finance South Africa (Pty) Limited                                  South Africa

UBS Warburg Corretora de Cambio e Valores Mobiliarios SA                                  Brazil
UBS Warburg Custody Pte Ltd                                                               Singapore
UBS Warburg Derivatives Limited                                                           Hong Kong (China)
UBS Warburg Finance Asia Ltd                                                              Hong Kong (China)
UBS Warburg Finance Company (Cayman Islands) Ltd                                          Cayman Islands
UBS Warburg Futures Inc                                                                   Delaware
UBS Warburg Holdings Asia Limited                                                         Hong Kong (China)
UBS Warburg Hong Kong Limited                                                             Hong Kong (China)
UBS Warburg International Ltd                                                             United Kingdom
UBS Warburg Investments Asia Ltd                                                          Hong Kong (China)
UBS Warburg Investments Ltd                                                               Australia
UBS Warburg LLC                                                                           Delaware
UBS Warburg LLC Branch Bloomington                                                        United States of America
UBS Warburg LLC Branch Boston                                                             United States of America
UBS Warburg LLC Branch Chicago (10 South Wacker Drive)                                    United States of America
UBS Warburg LLC Branch Chicago (141 West Jackson Boulevard)                               United States of America
UBS Warburg LLC Branch Dallas                                                             United States of America
UBS Warburg LLC Branch Houston                                                            United States of America
UBS Warburg LLC Branch Lake Forest                                                        United States of America
UBS Warburg LLC Branch New York (299 Park Avenue)                                         United States of America
UBS Warburg LLC Branch San Francisco (101 California Street)                              United States of America
UBS Warburg LLC Branch San Francisco (555 California Street)                              United States of America
UBS Warburg LLC Branch Springdale                                                         United States of America
UBS Warburg Ltd                                                                           United Kingdom
UBS Warburg Ltd Dutch Branch                                                              Netherlands
UBS Warburg Ltd Swiss Branch                                                              Switzerland
UBS Warburg Management Asia Ltd                                                           Hong Kong (China)
UBS Warburg New Zealand Equities Ltd                                                      New Zealand
UBS Warburg New Zealand Holdings Limited                                                  New Zealand
UBS Warburg New Zealand Limited                                                           New Zealand
UBS Warburg New Zealand Limited Office Wellington                                         New Zealand
UBS Warburg Nominees Hong Kong Limited                                                    Hong Kong (China)
UBS Warburg Nominees Ltd                                                                  United Kingdom
UBS Warburg Participations Limited                                                        Bermuda
UBS Warburg Participations Limited Branch London                                          United Kingdom
UBS Warburg Pension Trustee Company Ltd                                                   United Kingdom
UBS Warburg Property Services Pty Ltd                                                     Australia
UBS Warburg Pte Ltd                                                                       Singapore
UBS Warburg Pty Ltd                                                                       Australia
UBS Warburg Pushkin Limited                                                               Cyprus
UBS Warburg Securities (South Africa) (Pty) Limited                                       South Africa
UBS Warburg Securities Co Ltd                                                             Thailand
UBS Warburg Securities India Private Limited                                              India
UBS Warburg Securities India Private Ltd Branch New Delhi                                 India
UBS Warburg Securities Ltd                                                                United Kingdom
UBS Warburg Securities Ltd Branch Seoul                                                   South Korea
UBS Warburg Securities Ltd Taiwan Branch                                                  Taiwan
UBS Warburg Securities Nominees Ltd                                                       United Kingdom
UBS Warburg Securities Philippines Inc                                                    Philippines
UBS Warburg Sociedad de Bolsa SA                                                          Argentina
UBS Warburg Trading SA                                                                    Argentina
UBS Xanadu GP Limited                                                                     United Kingdom

UBS Xanadu Holding Limited                                                                United Kingdom
UBSAM (Jersey) Limited                                                                    United Kingdom
UBSIT Holdings Limited                                                                    Jersey, Channel Islands
UGDO SA                                                                                   Switzerland
Uni Finanz und Promotions AG                                                              Switzerland
Unihouse Nominees Limited                                                                 Jersey, Channel Islands
Union Bank of Switzerland (Pensions) Ltd                                                  United Kingdom
Union Economique et Financiere                                                            Monaco
Union Valoren AG                                                                          Switzerland
Univalor Etablissement                                                                    Lichtenstein
Universo Administracao de Bens Ltda                                                       Brazil
Universo Administracao de Bens Ltda Branch Sao Paulo                                      Brazil
Valetta Management Inc                                                                    Panama
Valoriana AG                                                                              Switzerland
Veritas International Limited                                                             Virgin Islands
Verwa AG                                                                                  Switzerland
Victor Hasselblad AB                                                                      Sweden
Villa Sistemi Medicali SpA                                                                Italy
VOLAR Immobilien AG (in Liq.)                                                             Switzerland
VPAF II Management LP                                                                     United States of America
Warbont Nominees Pty Limited                                                              Australia
Warburco Nominees Ltd                                                                     United Kingdom
Warburg (Japan) Limited                                                                   Hong Kong (China)
Warburg Dillon Read (Asia) Limited Representative Office Beijing                          China
Warburg Dillon Read (Asia) Limited Representative Office Shanghai                         China
Warburg Dillon Read (Espana) SA                                                           Spain
Warburg Dillon Read (Espana) SA Branch Barcelona                                          Spain
Warburg Dillon Read Fund Management Company SA                                            Luxembourg
Warburg Dillon Read Securities (Espana) SVB SA                                            Spain
Warburg Dillon Read Swaps Inc                                                             New York
WDR Company Reorganisation (Number 17) Plc                                                United Kingdom
WDR Company Reorganisation (Number 18) Ltd                                                United Kingdom
WDR Company Reorganisation (Number 19) Ltd                                                United Kingdom
WDR Company Reorganisation (Number 20) Ltd                                                United Kingdom
WDR Company Reorganisation (Number 21) Ltd                                                United Kingdom
WDR Company Reorganisation (Number 22) Ltd                                                United Kingdom
WDR Company Reorganisation (Number 23) Ltd                                                United Kingdom
WDR Company Reorganisation (Number 24) Ltd                                                United Kingdom
WDR Company Reorganisation (Number 25) Ltd                                                United Kingdom
WDR Company Reorganisation (Number 26) Ltd                                                United Kingdom
WDR Company Reorganisation (Number 27) Ltd                                                United Kingdom
Widder Hotel AG                                                                           Switzerland
Winooski Inc                                                                              Bahamas
Wipa Wiler Parkhaus AG                                                                    Switzerland
Wohnbaugenossenschaft Bachli Teufen AR                                                    Switzerland
Wohnbaugenossenschaft Pro Herisau                                                         Switzerland
Wuhu Inc                                                                                  Bahamas
Xanadu UBS Partner No 1 Limited                                                           Jersey, Channel Islands
Xanadu UBS Partner No 2 Limited                                                           Jersey, Channel Islands
YCA SA                                                                                    Switzerland
ZAO Brunswick UBS Warburg                                                                 Russia
ZAO Brunswick UBS Warburg Corporate Finance                                               Russia

ZAO Brunswick UBS Warburg Nominees                                                        Russia
Ziber Investments Limited                                                                 Jersey, Channel Islands
Zur Schanzenbrucke AG                                                                     Switzerland